1 © Copyright 2023. Avalo Therapeutics. All rights reserved. FOR DISCUSSION PURPOSES ONLY Avalo Therapeutics, Inc. July 2023 Corporate Presentation (AVTX) EX-99.1

2 © Copyright 2023. Avalo Therapeutics. All rights reserved. This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the control of Avalo Therapeutics, Inc. (“Avalo” or the “Company”)), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Avalo’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “might,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: the future financial and operational outlook of the Company; the development of product candidates or products; timing and success of trial results and regulatory review; potential attributes and benefits of product candidates; and other statements that are not historical. These statements are based upon the current beliefs and expectations of Avalo’s management but are subject to significant risks and uncertainties, including: Avalo’s debt and cash position and the potential need for it to raise additional capital; drug development costs, timing of trial results and other risks, including reliance on investigators and enrollment of patients in clinical trials, which might be slowed by the COVID-19 pandemic; reliance on key personnel; regulatory risks; general economic and market risks and uncertainties, including those caused by the COVID-19 pandemic and the war in Ukraine; and those other risks detailed in Avalo’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Avalo expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Avalo’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Forward-Looking Statements

3 © Copyright 2023. Avalo Therapeutics. All rights reserved. Exclusive consulting arrangement with Carl Ware, PhD, Sanford Burnham Prebys (discoverer of the LIGHT-signaling network) LIGHT, Lymphotoxin-like, exhibits Inducible expression, and competes with HSV Glycoprotein D for HVEM, a receptor expressed by T lymphocytes; mAb, monoclonal antibody; CD, Crohn’s Disease; NEA, non-eosinophilic asthma; POC, Proof of concept studies; COVID-19 ARDS, SARS-COV2 associated acute respiratory distress syndrome (ARDS); IBD, Inflammatory bowel disease; PEAK trial, A Phase 2, Randomized, Double-Blind, Placebo- Controlled, Parallel Group Study to Evaluate the Safety and Efficacy of AVTX-002 for the Treatment of Poorly Controlled Non-Eosinophilic Asthma K; BTLA, B and T Lymphocyte Attenuator, Ig superfamily checkpoint AVTX-002, quisovalimab (anti-LIGHT mAb) – Positive proof of concept in COVID-19 ARDS. Positive trends in Crohn’s Disease and NEA sub-population. Strong target engagement and favorable safety profile in both acute and chronic dosing Portfolio emphasizing potential high value, first-in-class biologics focused on dysregulated inflammation via the LIGHT-signaling network AVTX-008 (BTLA agonist fusion protein) – IND enabling stage  Avalo Therapeutics (AVTX) 

4 © Copyright 2023. Avalo Therapeutics. All rights reserved. Avalo continues to evaluate the topline data results of the Phase 2 PEAK trial in NEA, while also pursuing funding for its programs, including financings and out-licensing, strategic alliances/collaborations or sale of its core and non-core programs. Development plans and corresponding milestone timing will be updated upon completion of the topline data analyses and completion of funding, if any. 1On July 20, 2023, the Company entered into a non-binding letter of intent (LOI) for the potential sale of AVTX-801 (D-galactose), AVTX-802 (D-mannose) and AVTX-803 (L-fucose) (collectively, the 800 Series). Pursuant to the LOI, the Company would sell the 800 Series in exchange for an upfront payment of $150,000, and contingent milestone payments of up to an aggregate of $45,000,000 upon certain FDA approvals, plus up to 20% of certain payments, if any, received by the buyer upon any sale of any priority review voucher granted to the buyer by the FDA. Given that the LOI is non-binding, there can be no assurance the Company will be able to negotiate definitive agreements and close the transaction on these or any terms. Program Mechanism of Action Indication Designation Development Stage Preclinical Phase 1 Phase 2 Phase 3/Pivotal Core Programs: Immune Dysregulation Disorders AVTX-002 Anti-LIGHT mAb NEA – Crohn’s Disease – COVID-19 ARDS Fast Track AVTX-008 BTLA agonist fusion protein Immunoregulatory disorders – Other AVTX-8031 Fucose replacement LAD II (SLC35C1-CDG) ODD RPDD Fast Track Pipeline

5 © Copyright 2023. Avalo Therapeutics. All rights reserved. AVTX-002 (quisovalimab) Anti-LIGHT mAb

6 © Copyright 2023. Avalo Therapeutics. All rights reserved. Ware, C., Croft, M., and Neil, G. J.Exp Med. 2022 Jul 4;219(7):e20220236. 10.1084/jem.20220236. CD4Tem, CD4 effector-memory T cells; DC, dendritic cell; HVEM, herpes virus entry mediator; LTβR, Lymphotoxin beta receptor; MAC, macrophage; NK, natural killer cell; Tfh, T follicular helper cells; TNF, tumor necrosis factor LIGHT is a Key Driver of Acute & Chronic Inflammation • Proinflammatory cytokine in the TNF superfamily • Key component of a larger immunoregulatory network, including BTLA • Critical for neutrophil, NK, T & B cell function • Two primary receptors: LTβR, HVEM • Pivotal role in body “barriers”: lung, gut, skin • We believe modulating LIGHT can moderate immune dysregulation in many acute and chronic inflammatory disorders

7 © Copyright 2023. Avalo Therapeutics. All rights reserved. • Fully human monoclonal antibody to LIGHT • CMC at 2,000 L scale; 6-month toxicology study near completion • Positive proof of concept in COVID-19 ARDS • Positive Phase 2 trends: – Crohn’s Disease – NEA in sub-population of patients with elevated baseline LIGHT levels • Additional indications in immune dysregulation under consideration AVTX-002: First-in-Class Neutralizing Anti-LIGHT mAb CMC, Chemistry, manufacturing and control

8 © Copyright 2023. Avalo Therapeutics. All rights reserved. TNF SuperFamily of Ligands (TNFSF) and Receptors (TNFRSF) C. F. Ware, Ruddle, N.H. TNF Superfamily of Cytokines and Receptors. M. F. Flajnik ed. Paul's Fundamental Immunology. Publisher: Wolters Kluwer Health 2022 8th ed. Vol. Ch 10, 308-343. Cardinale CJ, et al.,Targeted resequencing identifies defective variants of decoy receptor 3 in pediatric-onset inflammatory bowel disease. Genes Immun. 2013 Oct;14(7):447-52. doi: 10.1038/gene.2013.43. Epub 2013 Aug 22. • LIGHT is a member of a select group of key immunomodulator cytokines (TL1A, FasL) that are “regulated” by Decoy Receptor 3 (DcR3) • DcR3 loss of function has been associated with autoimmune diseases including Crohn’s disease Inflammation, Immunoregulation and Homeostasis Ligands Receptors

9 © Copyright 2023. Avalo Therapeutics. All rights reserved. Perlin, D. S. et al., Randomized, double-blind, controlled trial of human anti-LIGHT monoclonal antibody in COVID-19 acute respiratory distress syndrome. J Clin Invest. 2022; 132(3):e153173 LIGHT Levels (pg/mL) Over Treatment Period Percentage of Patients with Respiratory Failure and/or Death by Day 28 AVTX-002 (n=36) Placebo (n=34) LI G HT L ev el s ( pg /m L) 400 300 200 100 0 Day 5Day 1 (Baseline) Day 2 AVTX-002 Significant Reduction in COVID-19 Induced Respiratory Failure and Mortality • Well-tolerated; no increase in serious adverse events vs. placebo • Granted Fast Track Designation by FDA

10 © Copyright 2023. Avalo Therapeutics. All rights reserved. FOR DISCUSSION PURPOSES ONLY AVTX-002 (quisovalimab) Non-Eosinophilic Asthma

11 © Copyright 2023. Avalo Therapeutics. All rights reserved. Non-Eosinophilic Asthma 1. Asthma and Allergy Foundation of America. Asthma facts and figures. https://www.aafa.org/asthma-facts/. Accessed January 3, 2022; 2. McGrath KW et al., Am J Resp Crit Care Med. 2012;185(6):612-619; 3. Jiang Y et al., Allergy Asthma Clin Immunol. 2021;17(1):45; 4. Centers for Disease Control and Prevention. AsthmaStats: Uncontrolled asthma among adults, 2016. https://www.cdc.gov/asthma/asthma_stats/uncontrolled-asthma-adults.htm. Accessed January 3, 2022; 5. Carr, T. F., Zeki, A. A. & Kraft, M. Eosinophilic and Noneosinophilic Asthma. Am J Resp Crit Care 197, 22–37 (2017); 6. Esteban-Gorgojo I et al., J Asthma Allergy. 2018;11:267-281; 7. ClearView Healthcare Partners Analysis, June 2021; 8. Hastie AT et al., J Allergy Clin Immunol. 2010;125(5):1028-1036; 9. Romeo J et al., J Allergy Clin Immunol. 2013;131(2 Suppl):AB203. Abstract 725; 10. Rørvig et al., J Leukocyte Biol 94, 711–721 (2013). FEV, forced expiratory volume in 1 second; FVC, forced vital capacity Treatment Approach4 • Asthma symptoms often more severe/resistant to treatment5 • Associated with smoking, pollution, infections, obesity5 • Sputum LIGHT levels negatively associated with lung function (FEV and FVC) in asthma8,9 • Higher LIGHT levels in sputum in asthma patients with neutrophilia8 • Neutrophils have high, pre-formed LIGHT levels10 Patient Population • US prevalence of asthma ⋍ 25M1 • NEA accounts for ⋍ 47% of asthma2,3 • Majority of patients with asthma remain uncontrolled4 • Higher need in underserved populations1 • Standard therapies for asthma; many NEA patients remain uncontrolled6,7 • Currently limited targeted therapies for NEA Signs and Symptoms4 Rationale for AVTX-002

12 © Copyright 2023. Avalo Therapeutics. All rights reserved. Phase 2, Randomized, Double-Blind, Placebo-Controlled, Parallel Group Trial that Enrolled a Total of 91 Patients to Evaluate the Safety and Efficacy of AVTX-002 for the Treatment of Poorly Controlled NEA • The trial did not meet its primary endpoint, measured by the proportion of patients who experienced an asthma-related event (ARE), nor its secondary endpoints. However, the following positive observations were observed: – AVTX-002 demonstrated a significant and sustained reduction in LIGHT levels – AVTX-002 demonstrated a favorable safety and tolerability profile – Preliminary post-hoc analyses for sub-population of patients with baseline LIGHT levels > 125 pg/mL*: • Sub-population represented over 50% of patients • Positive trend showed ~50% reduction in AREs for patients treated with AVTX-002 compared to placebo • Positive trends were not identified in the secondary endpoints NEA PEAK Trial Topline Data Executive Summary *Post-hoc analyses are ongoing and therefore preliminary in nature.

13 © Copyright 2023. Avalo Therapeutics. All rights reserved. NEA PEAK Trial: Significant and Sustained Reduction in LIGHT Levels in Patients Treated with AVTX-002 LIGHT Levels (pg/mL) Over Treatment Period AVTX-002 Placebo

14 © Copyright 2023. Avalo Therapeutics. All rights reserved. LIGHT (TNFSF14) in Asthma and Pulmonary Fibrosis Persistent insults: antigens toxins viruses Human Patients* • LIGHT expression in lung inflammatory cells (T and NK cells), alveolar epithelial, fibroblasts, goblet cells • LIGHT expression in lungs of patients with persistent airflow limitation • IL-8, IL-19, MMP2, osteopontin associated with high LIGHT immunoreactivity • LIGHT-positive cells correlate with increased PMN, macrophages in sputum • Intense immunoreactivity of LIGHT is negatively associated with decreased forced expiratory volume Asthma Models** • Signaling receptors LTβR and HVEM expressed in lung fibroblasts, goblet and epithelial cells • Pharmacological inhibition or gene deletion of LIGHT: • Reduces Lung fibrosis, smooth muscle hyperplasia, airway hyperresponsiveness • LIGHT inhibition limits lung expression of IL13, TGFb, TSLP • LTβR controls airway smooth muscle deregulation and asthmatic lung dysfunction • LIGHT induces inflammatory activation of lung fibroblasts • LIGHT promotes differentiation of proinflammatory lung fibroblasts through LTβR Conclusion: LIGHT is a profibrogenic cytokine in asthma acting through the LTβR *Gaddis, LungMAP Portal Ecosystem: Am J Respir Cell Mol Biol doi: 10.1165/rcmb.2022-0165OC; Hirano, Respir Investig 2021 doi: 10.1016/j.resinv.2021.05.011 **Mouse models of asthma induced by antigen, bleomycin or Rhinovirus Miki J Allergy Clin Immunol 2022 DOI: 10.1016/j.jaci.2022.11.016; Mehta, Allergy 2018 DOI: 10.1111/all.13390; Da Silva Antunes Front Immunol 2018 DOI: 10.3389/fimmu.2018.00576; Herro, J Allergy Clin Immunol 2015 DOI: 10.1016/j.jaci.2014.12.1936; Doherty, Nat Med 2011 DOI: 10.1038/nm.2356 MMP2, matrix metalloproteinase-2; PMN, polymorphonuclear neutrophils

15 © Copyright 2023. Avalo Therapeutics. All rights reserved. LIGHT-Signaling Network & AVTX-008 BTLA agonist fusion protein

16 © Copyright 2023. Avalo Therapeutics. All rights reserved. • BTLA - B and T lymphocyte attenuator (Ig superfamily checkpoint) – Co-expressed with HVEM in T and B cells – “Dampens” the immune response • LIGHT activates HVEM – Inhibits BTLA signaling, allowing immune stimulation • LIGHT activates LTβR – Activates dendritic cells, macrophages, stromal cells – Recruits lymphocytes – Stimulates antigen presentation & lymphoid organization • DcR3 inhibits/regulates LIGHT • CD160 competes with BTLA for HVEM – Stimulated immune activation by restricting inhibitory signaling in NK, CTL, Tfh • BTLA and CD160 can activate HVEM (bidirectional signaling) Arrow heads refer to mono and bidirectional signaling Ward-Kavanagh et al., Immunity 2016. Šedý et al., Cold Spring Harb Perspect Biol 2014; Mintz & Cyster Immunol Rev 2020; Ware, C., Croft, M., and Neil, G. J.Exp Med. 2022 Jul 4;219(7):e20220236. 10.1084. DcR3, decoy receptor 3 The LIGHT-Signaling Network: A Key Immunoregulatory System

17 © Copyright 2023. Avalo Therapeutics. All rights reserved. Activation of the BTLA inhibitory receptor by its ligand HVEM turns on SHP phosphatases* limiting lymphocyte activation and inflammatory cytokine signaling AVTX-008 MOA: Distinct from Other Autoimmune Therapeutics Ward-Kavanagh, et al., Immunity 2016; Ware, C., Croft, M., and Neil, G., J.Exp Med. 2022 Jul 4;219(7):e20220236. 10.1084; Xiaozheng Xu, et al., PD-1 and BTLA regulate T cell signaling differentially and only partially through SHP1 and SHP2. J Cell Biol 1 June 2020; 219 (6): e201905085. doi: https://doi.org/10.1083/jcb.201905085/jcb.201905085 *Includes SHP-1 and SHP-2: SHP-1, sarcoma (SRC) homology 2 domain-containing protein tyrosine phosphatase 1; SHP-2, SRC homology 2 domain-containing protein tyrosine phosphatase 2

18 © Copyright 2023. Avalo Therapeutics. All rights reserved. Fully human, bioengineered HVEM, specific and high-affinity agonist for BTLA Stage • Immunoregulatory disorders: potentially SLE, GVHD and non-responders to TNF inhibitors • Inhibition of inflammatory cytokine production predicts efficacy in patients not responsive to anti-TNF therapy • Efficacy in murine lupus model excels compared to Abatacept • Reduced risk of anti-drug response • Proven modality of Fc fusion proteins: Orencia, Enbrel MOA • Novel mechanism of action • Inhibits lymphocyte activation and effector cells through BTLA • IND enabling stage Executive Summary Unmet Need AVTX-008: BTLA Agonist Fusion Protein Business Advantages • Unique BTLA agonist fusion protein • Exclusive license to portfolio of issue patents and patent applications Clinical Advantages SLE, Systemic lupus erythematosus; GVHD, graft-versus-host disease

19 © Copyright 2023. Avalo Therapeutics. All rights reserved. • Carl Ware, PhD, Head of Avalo Scientific Advisory Board – Director, Sanford Burnham Prebys (SBP) Infectious and Inflammatory Diseases Center – Professor, SBP Immunity and Pathogenesis Program – Director, SBP Laboratory of Molecular Immunology • Discoverer of LIGHT-signaling network World Class Scientific Advisor

20 © Copyright 2023. Avalo Therapeutics. All rights reserved. Finance Update

21 © Copyright 2023. Avalo Therapeutics. All rights reserved. NASDAQ: AVTX Financial & Investor Information The following data is as of June 30, 20231 • Cash and cash equivalents – $6.3M2 • Outstanding common shares – 14M • Fully diluted shares – 21.4M3 Financial Highlights 1 Preliminary, has not been audited and subject to change. 2 Reflects $6M prepayment of principal on the Company’s outstanding debt. As of June 30, 2023, the outstanding principal debt balance was $15.2M, inclusive of the final payment fee. 3 Based on shares of common stock outstanding and common stock underlying outstanding warrants and outstanding options, including approximately 1.3M pre-funded warrants.

22 © Copyright 2023. Avalo Therapeutics. All rights reserved. Decades of successful leadership, product development, and commercialization in pharma and biotech Garry A. Neil, MD Chief Executive Officer Chairman of the Board Lisa Hegg, PhD SVP, Program Management, Corporate Infrastructure Colleen Matkowski SVP, Global Regulatory Affairs, Quality Assurance Dino C. Miano, PhD SVP, CMC, Technical Operations Chris Sullivan Chief Financial Officer Experienced Management Team

23 © Copyright 2023. Avalo Therapeutics. All rights reserved. Exclusive consulting arrangement with Carl Ware, PhD, Sanford Burnham Prebys (discoverer of the LIGHT-signaling network) AVTX-002, quisovalimab (anti-LIGHT mAb) – Positive proof of concept in COVID-19 ARDS. Positive trends in Crohn’s Disease and NEA sub-population. Strong target engagement and favorable safety profile in both acute and chronic dosing Portfolio emphasizing potential high value, first-in-class biologics focused on dysregulated inflammation via the LIGHT-signaling network AVTX-008 (BTLA agonist fusion protein) – IND enabling stage  Avalo Therapeutics (AVTX) 

24 © Copyright 2023. Avalo Therapeutics. All rights reserved. Appendix

25 © Copyright 2023. Avalo Therapeutics. All rights reserved. FOR DISCUSSION PURPOSES ONLY AVTX-002 (quisovalimab)

26 © Copyright 2023. Avalo Therapeutics. All rights reserved. Key Secondary/Exploratory EndpointsPrimary Endpoint Final Enrollment (n=91) • Proportion of patients who experience an asthma related event defined as:  ≥6 additional reliever puffs of SABAʈ (compared to baseline) in a 24-hour period on 2 consecutive days, or  Increase in ICS† dose ≥4 times than the dose at baseline, or  A decrease in peak flow of 30% or more (compared to baseline) on 2 consecutive days of treatment, or  An asthma exacerbation requiring the use of systemic corticosteroids (tablets, suspension, or injection) for at least 3 days, or  A hospitalization or emergency room visit because of an asthma exacerbation. • Poorly controlled asthma on LABA* and ICS † • Exacerbation in the last 24 months • Blood eosinophil count <300 cells/µL Phase 2, Randomized, Double-Blind, Placebo-Controlled, Parallel Group Trial of AVTX-002 in patients with NEA PEAK Trial Key Inclusion Criteria Screening AVTX-002 600 mg SC (n=40) Placebo (n=40) Baseline Visit Randomization Discontinue LABA* (W2) 30 Day Run-In Salmeterol/Fluticasone Reduce ICS † 50% (W4) Discontinue ICS† (W6) Treatment – Days 0, 28, 56 *LABA, long-acting beta-agonist; †ICS, inhaled corticosteroid; ʈSABA, short-acting beta agonist; ‡FEV1, forced expiratory volume in 1 second; #FeNO, fractional exhaled nitric oxide; §ACQ, asthma control questionnaire. • Change in FEV1 ‡ from baseline • Time to asthma related event • Change in FeNO# from baseline • Change in ACQ§ from baseline AVTX-002 for Treatment of NEA: Phase 2 Trial Design Final Visit

27 © Copyright 2023. Avalo Therapeutics. All rights reserved. Phase 1b Escalating Dose, Open-Label, Signal-Finding Trial to Evaluate the Safety, Tolerability, and Short-Term Efficacy of the Anti-Light Monoclonal Antibody AVTX-002 in Adults with Moderate to Severe Active Crohn’s Disease (CD) who have Failed Prior Treatment with an Anti-TNFα Agent • Rapid reduction in serum free LIGHT levels • Well-tolerated: no drug-related serious adverse events observed • Clinically meaningful mucosal healing signal observed – 3 out of 7 patients demonstrated evidence of mucosal healing as determined by colonoscopy and adjudicated by a central reader – One patient (1/7) achieved remission (SES-CD = 0) Efficacy Signal Observed in Crohn’s Disease Phase 1b Proof of Concept Trial 1TNFα, tumor necrosis factor alpha; †SES-CD, Simple Endoscopic Score for Crohn’s Disease

28 © Copyright 2023. Avalo Therapeutics. All rights reserved. AVTX-002 Crohn’s Disease Phase 1b, Proof of Concept Trial Design * SES-CD, Simple Endoscopic Score for Crohn’s Disease; † CDAI, Crohn’s Disease Activity Index; ‡ IBDQ, Inflammatory Bowel Disease Questionnaire; Screening (Visit 1) Open-Label Treatment Period (Visits 2-10) (8 weeks) Safety Follow-Up (Visit 11) AVTX-002, SQ injections every 14 days (N=8, 4 patients in each cohort; Cohort 1: 1mg/kg; Cohort 2: 3mg/kg) Telephone Visit Eligibility & Washout Week: -14 0 1 2 3 4 5 6-8 127 8 Visit #: 1 2 3 4 5 6 7 108 9 11 • Safety • Tolerability • Pharmacokinetics • Short-term efficacy – as measured by SES-CD*, CDAI †, and IBDQ ‡ scores Open-Label, Phase 1b POC Clinical Trial of AVTX-002 in adults with moderate-to-severe, active Crohn’s disease who have previously failed anti-tumor necrosis factor alpha (anti-TNFα) treatment Phase 1b Proof of Concept Trial Design Primary Objectives/Endpoints Key Secondary/Exploratory Objectives/Endpoints • Moderate-to- severe disease • Anti-TNFα failure • Heavily pre-treated patients • Dose escalation starting at 1mg/kg every 2 weeks • Short duration (8 weeks) • SES-CD* score ≥7 Inclusion Criteria

29 © Copyright 2023. Avalo Therapeutics. All rights reserved. TNF SuperFamily: Proven Target-rich Opportunities TNF inhibitors (Autoimmune) Humira Cimzia Remicade Simponi ENBREL LIGHT inhibitor AVTX-002 TL1A inhibitors PRA023 PF-06480605 HVEM mimetics - BTLA agonists: AVTX-008, LY3361237, MB272, ANB032 41BB signaling CAR-T Cancer GITR antagonist Treg modulation OX40 agonists Cancer BAFF inhibitor Benlysta TRAILR agonists Cancer RANKL inhibitor Prolia osteoporosis C. F. Ware, Ruddle, N.H. TNF Superfamily of Cytokines and Receptors. M. F. Flajnik ed. Paul's Fundamental Immunology. Publisher: Wolters Kluwer Health 2022 8th ed. Vol. Ch 10, 308-343.